UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 02, 2022

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard Suite 900
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATRA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on May 13, 2022, Atara Biotherapeutics, Inc. (the “Company”) received written notice of termination from Bayer AG (“Bayer”) of the Research, Development and License Agreement dated December 4, 2020 by and between the Company and Bayer (the “License Agreement”), pursuant to which the Company granted Bayer an exclusive, field-limited license under the applicable patents and know-how owned or controlled by the Company and its affiliates covering or related to ATA2271 and ATA3271. On August 2, 2022, the Company and Bayer entered into a Termination, Amendment and Program Transfer Agreement (the “Termination Agreement”). The Termination Agreement terminates the License Agreement and each of the Manufacturing and Supply Agreement, the Pharmacovigilance Agreement, the Quality Agreement and the Technology Transfer Agreement, entered into between the Company and Bayer in March 2022, effective as of July 31, 2022.

Under the terms of the Termination Agreement, Bayer will pay the Company $4.2 million in cash for certain contractual activities performed by the Company until effectiveness of the termination and return all rights and licenses granted by the Company to Bayer under the License Agreement to the Company, with the exception of an internal research license to certain know-how granted under the License Agreement. The Company has full rights to continue the clinical development and future commercialization of the programs worldwide.

The foregoing summary of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a redacted version of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022.

On August 2, 2022, the Company and Charles River Laboratories entered into an Amendment No. 3 to the Commercial Manufacturing Agreement (the “Amendment”). The Amendment, among other things, extended the term of the Commercial Manufacturing Agreement through January 31, 2023, effective as of July 1, 2022.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a redacted version of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022.

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2022, the Company announced certain financial results for the second quarter ended June 30, 2022. A copy of the Company’s press release, titled “Atara Biotherapeutics Announces Second Quarter 2022 Financial Results and Corporate Strategy Update” is furnished as Exhibit 99.1 hereto.

The information (including Exhibit 99.1) is being furnished in this Item 2.02 “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities

On August 8, 2022, the Company announced a reduction in its workforce plan that will impact approximately 20% of its current employees. The Company expects to substantially complete the workforce reduction by October 7, 2022.

The Company expects to recognize approximately $6.0 million in total for severance and related benefits for employees laid off under the reduction in workforce plan. These charges are primarily one-time termination benefits and are all cash charges. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the workforce reduction.

Additional details will be provided in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the reduction in workforce, the employment of Kristin Yarema, the Company’s Senior Vice President and Chief Commercial Officer, will terminate effective as of November 15, 2022. Pursuant to the terms of the Executive Employment Agreement dated as of January 2, 2020 between Dr. Yarema and the Company, Dr. Yarema will be entitled to receive severance benefits of 12 months of base salary continuation and, subject to her timely election of coverage, payment by the Company of up to 12 months of continued health care benefits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains or may imply “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including plans related to the reduction in the Company’s workforce. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this press release. These forward-looking statements are subject to risks and uncertainties, including, without limitation, risks and uncertainties associated with the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success; the ongoing COVID-19 pandemic and the war in Ukraine, which may significantly impact (i) our business, research, clinical development plans and operations, including our operations in South San Francisco and Southern California and at our clinical trial sites, as well as the business or operations of our third-party manufacturer, contract research organizations or other third parties with whom we conduct business, (ii) our ability to access capital, and (iii) the value of our common stock; the sufficiency of the Company’s cash resources and need for additional capital; and other risks and uncertainties affecting the Company’s and its development programs, including those discussed in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings and in the documents incorporated by reference therein. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATARA BIOTHERAPEUTICS, INC.

Date:	August 8, 2022	By:	/s/ Utpal Koppikar
Utpal Koppikar Chief Financial Officer